Exhibit 99.1

Allied Nevada Commences Exploration Drill Program at the Hycroft Mine

August 29, 2007 Reno, Nevada - Allied Nevada Gold Corp. (“Allied Nevada” or the “Company”) (AMEX & TSX: ANV) is pleased to announce that it initiated drilling at its Hycroft mine property in August. One reverse circulation rotary (“RCR”) drill is currently operating and a second RCR and a core drill will be operating in September. The first phase is a 70-hole program totaling 90,000 feet (27,000 meters) of drilling. Assay results from the first holes of this program are expected in September.

Previous drilling programs at the Hycroft property were designed to define oxide gold resources. The current Allied program is expected to confirm the oxide gold resource in the Brimstone area and to drill test the higher grade sulfide gold system below the oxides.

The Company is also formulating future drilling plans for the high-potential Cut 5 area, located southwest of the Brimstone pit area, and for other mineralized areas within the 25,000-acre property. An induced polarization (IP) geophysical survey is currently in progress. Results of the IP survey are expected to define drill targets with high-sulfide gold potential.

“We are excited to start drilling at the Hycroft Mine and are anxious to obtain the assay results from our initial holes.” says Rick Russell, Allied Nevada’s Vice President of Exploration. “Concurrent with this drilling, we are also evaluating the potential of other exploration properties in the more than 200,000 acres of land holdings in our exploration portfolio.”

About Allied Nevada Gold Corp.

Allied Nevada has a large land position in Nevada, providing a strong platform from which to pursue growth opportunities. Allied Nevada has interests in nearly 300 square miles of exploration and development properties, located in some of the most important gold mining trends in Nevada.

Allied Nevada is a newly-formed independent company engaged in the evaluation, acquisition, exploration and development of gold exploration and potential development projects in Nevada. Allied Nevada’s approach to gold projects will be to seek projects across the spectrum of our current exploration property portfolio which has the potential to become an economic mine. In addition, Allied Nevada’s management will look for opportunities to improve the value of the Company’s interests in gold projects which are controlled by Allied Nevada’s business partners.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Securities Act of 1933 and U.S. Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Allied Nevada expects or anticipates will or may occur in the future, including such things as future business strategy, evaluation of re-opening the Hycroft mine, evaluation of growth potential in Allied Nevada’s exploration portfolio, competitive strengths, goals, expansion and growth of Allied Nevada’s business, operations, plans and other such matters are forward-looking statements. When used in this press release, the words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” and similar expressions are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Allied Nevada to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, risks relating to Allied Nevada’s status as a newly formed independent company and its lack of operating history; risks that Allied Nevada’s acquisition, exploration and property advancement efforts will not be successful; risks relating to fluctuations in the price of gold; the inherently hazardous nature of mining-related activities; uncertainties concerning reserve and resource estimates; and uncertainty of being able to raise capital on favorable terms or at all; as well as those factors discussed in Allied Nevada’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Although Allied Nevada has attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Allied Nevada assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

For further information on Allied Nevada, please contact Scott Caldwell or Hal Kirby at (775) 358-4455, or visit the Allied Nevada website at www.alliednevada.com.